SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-61760)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 68          [X]
and
REGISTRATION STATEMENT (No. 811-2841)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 68 [X]
Fidelity Capital Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-570-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X ) on (December 21, 1996) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and intends to file the Notice required by such Rule before December 30, 1996.
FIDELITY CAPITAL TRUST:
FIDELITY DISCIPLINED EQUITY FUND
FIDELITY STOCK SELECTOR
FIDELITY TECHNOQUANT(trademark) GROWTH FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; The Funds at a Glance; Who May Want
                                              to Invest

3     a      ..............................   Financial Highlights
                                              * (for TechnoQuant Growth)

      b      ..............................   *

      c, d   ..............................   Performance
                                              * (for TechnoQuant Growth)

4     a      i.............................   Charter

             ii...........................    The Funds at a Glance; Investment Principles and
                                              Risks

      b      ..............................   Investment Principles and Risks

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks

5     a      ..............................   Charter

      b      i.............................   Cover Page: The Funds at a Glance; Charter;
                                              Doing Business with Fidelity

             ii...........................    Charter

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   Charter

      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Cover Page; Charter

      f      ..............................   Expenses

      g      i.............................   Charter

             ii............................   *

5A           ..............................   Performance
                                              * (for TechnoQuant Growth)

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares;
                                              Transaction Details; Exchange Restrictions

             iii..........................    Charter

      b      .............................    *

      c      ..............................   Transaction Details; Exchange Restrictions

      d      ..............................   *

      e      ..............................   Doing Business with Fidelity; How to Buy Shares;
                                              How to Sell Shares; Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares; Transaction Details

      c      ..............................   Sales Charge Reductions and Waivers

      d      ..............................   How to Buy Shares

      e      ..............................   *

      f      ..............................   Breakdown of Expenses
                                              *(for TechnoQuant Growth)

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable

CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page

12               ............................   Description of the Trust

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a, b    ............................   *

         c       ............................   Trustees and Officers

16       a       i...........................   FMR, Portfolio Transactions

                 ii..........................   Trustees and Officers

                 iii.........................   Management Contracts

         b       ............................   Management Contracts

         c, d    ............................   Contracts with FMR Affiliates

         e       ............................   *

         f       ............................   Distribution and Service Plans
                                                * (for TechnoQuant Growth)

         g       ............................   *

         h       ............................   Description of the Trust

         i       ............................   Contracts with FMR Affiliates

17       a       ............................   Portfolio Transactions

         b       ............................   Portfolio Transactions
                                                * (for TechnoQuant Growth)

         c       ............................   Portfolio Transactions

         d, e    ............................   *

18       a       ............................   Description of the Trust

         b       ............................   *

19       a       ............................   Additional Purchase and Redemption Information

         b       ............................   Additional Purchase and Redemption Information
                                                Valuation of Portfolio Securities

         c       ............................   *

20               ............................   Distributions and Taxes

21       a, b    ............................   Contracts with FMR Affiliates

         c       ............................   *

22       a       ............................   *

         b       ............................   Performance
                                                * (for TechnoQuant Growth)

23               ............................   Financial Statements
                                                * (for TechnoQuant Growth)


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy
of the Statement of Additional Information (SAI) dated    December 21,
1996    . The SAI has been filed with the Securities and Exchange
Commission (S   EC) and is available along with other related materials on
the SEC's Internet Web site (http://www.sec.gov).     The    SAI is
incorporated herein by reference     (legally forms a part of the
prospectus). For a free copy of either document, call Fidelity at
1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
   QNT-pro-1296
    These funds are growth    funds. Using a computer    -   aided
quantitative a    p   proach, they each seek to     i   ncrease the value
of your investment over the long-term by investing mainly in     common
stocks.
FIDELITY
DISCIPLINED
EQUITY
FUND
FIDELITY
STOCK
SELECTOR
FIDELITY
TECHNOQUANT
(trademark) GROWTH
FUND
PROSPECTUS
   DECEMBER 21, 1996    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's sales
                            charge (load) and its yearly
                            operating expenses.

                            FINANCIAL HIGHLIGHTS A summary
                            of each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is
                            organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different
                            ways to set up your account,
                            including tax-sheltered retirement
                            plans.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

                            SALES CHARGE REDUCTIONS AND
                            WAIVERS

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
DISCIPLINED EQUITY
GOAL: Long-term growth of capital (increase in the value of the fund's shares).
STRATEGY: Invests mainly in a broadly diversified portfolio of common stocks that are determined through both technical and fundamental analysis to be undervalued compared to others in their industries. FMR seeks to
maintain industry diversification similar to that of    the Standard &
Poor's 50    0 Index (S&P 500).
SIZE: As of    October 31, 1996, the fund had over $2.1 billion in
assets.
STOCK SELECTOR
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in common stocks that are determined, through both technical and fundamental analysis, to be undervalued compared to others in their industries.
SIZE: As of    October 31, 1996, the fund had over $1.5 billion in
assets.
TECHNOQUANT GROWTH
GOAL: Long-term growth of capital.
STRATEGY:    Invests mainly in common stocks that are believed, through the use of a quantitative investment approach emphasizing technical factors, to be well positioned for growth.
WHO MAY WANT TO INVEST
These funds may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term
returns   . The funds are designed for those who are looking for a
disciplined approach that utilizes computer-aided, quantitative analysis. Disciplined Equity and Stock Selector combine fundamental research in pursuit of their objective while TechnoQuantTM Growth emphasizes technical factors, such as historical price and volume relationships.
The value of the funds' investments will vary from day to day, and generally reflect market conditions, interest rates, and other company,
political, or economic news    both here and abroad.     In the short-term,
stock prices can fluctuate dramatically in response to these factors.
   The securities of small, less well-known companies may be more volatile
than those of larger companies    . Over time, however, stocks have shown
greater growth potential than other types of securities.    Investments in
foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as
exposure to currency fluctuations    . When you sell your shares, they may
be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The
funds in this prospectus are
in the GROWTH category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(solid bullet) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(right arrow) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you    may     pay when you
buy    or     sell shares of a fund.    In addition, you may be charged an
annual account maintenance fee if your account balance falls below $2,500.
Lower sales charges may be available for accounts over $250,000.     See
   "Transaction Details" page for an explanation of how and when these charges apply.
Maximum sales charge on purchases                            3%
(as a % of offering price)
for    TechnoQuant Growth*

for Disciplined Equity                                       None

for Stock Selector                                           None

Maximum sales charge on                                      None
reinvested distributions

Deferred sales charge on redemptions                         None

Exchange fee                                                 None

Redemption fee (as a % of amount redeemed                    0.75
on shares held less than 90 days)                            %
for Tec   hnoQuant Growth only

Annual account maintenance fee (for accounts under $2,500)   $12.0
                                                             0

   * THE SALES CHARGE HAS BEEN WAIVED THROUGH DECEMBER 31, 1997.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee that varies based on its performance. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The following    figures     are based on    estimated or     historical
expenses    of each fund    , and are calculated as a percentage of average
net assets    of each fund    .    A portion of the brokerage commissions
that Disciplined Equity and Stock Selector pay is used to reduce fund expenses. In addition, Disciplined Equity and Stock Selector entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer
agent expenses. Including these redu    c   tions, the total fund operating
expenses presented in the table would have been .75% for Disciplined Equity and .84% for Stock Selector.
DISCIPLINED EQUITY
   Management fee                      .54%

12b-1 fee                              None

   Other expenses                      .   27    %

   Total fund operating expenses       .8   1    %

STOCK SELECTOR
   Management fee                      .58%

12b-1 fee                              None

   Other expenses                      .31%

   Total fund operating expenses       .89%

TECHNOQUANT GROWTH
   Management fee                      .61%

12b-1 fee                              None

   Other expenses                      .43%

   Total fund operating expenses       1.04
                                       %

EXAMPLES:    Let's say, hypothetically, that each fund's annual return is
5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
DISCIPLINED EQUITY
   After 1 year         $ 8

   After 3 years        $ 26

   After 5 years        $ 45

   After 10 years       $ 10
                        0

STOCK SELECTOR
   After 1 year         $ 9

   After 3 year    s    $ 28

   After 5 years        $ 49

   After 10 years       $ 11
                        0

TECHNOQUANT GROWTH
   After 1 year        $ 11

   After 3 year    s   $ 33

   These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. UNDERSTANDING

EXPENSES
Operating a mutual fund
involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. These costs
are paid from the fund's
assets; their effect is already
factored into any quoted
share price or return.
(checkmark)
FINANCIAL HIGHLIGHTS
   The tables that follow are included in Disciplined Equity and Stock
Selector's Annual Report and have been audited     by Coopers & Lybrand
L.L.P.    independent accountants. Their reports on the financial
statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the funds' Statement of Additional
Inform    a   tion    .
   DISCIPLINED EQUITY FUND




Selected Per-Share Data
 and Ratios

 Years ended          1996   1995   1994E       1993        1992        1991       1990        1989D
 October 31

 Net asset value,     $ 23.0 $ 18.9 $ 19.4      $ 17.2      $ 16.7      $ 12.0     $ 13.2      $ 10.0
 beginning of period  4      4      8           7           4           2          5           0

 Income from
 Investment
 Operations

  Net investment      .26    .30    .21         .19         .19         .29        .32         .08
  income

  Net realized and    2.10   4.57   .50         3.20        1.89        4.73       (1.29)      3.17
  unrealized gain
 (loss)

  Total from          2.36   4.87   .71         3.39        2.08        5.02       (.97)       3.25
 investment
  operations

 Less Distributions

  From net            (.30)  (.25)  (.21)       (.19)       (.23)       (.30)      (.13)       --
 investment
  income

  From net realized   (2.23) (.52)  (1.04)      (.99)       (1.32)      --         (.13)       --
 gain

  Total distributions (2.53) (.77)  (1.25)      (1.18)      (1.55)      (.30)      (.26)       --

 Net asset value, end $ 22.8 $ 23.0 $ 18.9      $ 19.4      $ 17.2      $ 16.7     $ 12.0      $ 13.2
 of period            7      4      4           8           7           4          2           5

 Total returnB,C      11.31% 26.98  4.01%       20.76       13.99       42.50      (7.51)      32.50
                             %                  %           %           %          %           %

 Net assets, end of   $ 2,14 $ 2,08 $ 1,08      $ 790       $ 341       $ 154      $ 96        $ 71
 period               6      8      2
 (In millions)

 Ratio of expenses to .81%   .96%   1.07%       1.11%       1.16%       1.19%      1.24%       1.94%A
 average net assets

 Ratio of expenses to .75%F  .93%F  1.05%F      1.09%F      1.16%       1.19%      1.24%       1.94%A
 average net assets
 after expense
 reductions

 Ratio of net         1.22%  1.81%  1.43%       1.39%       1.79%       2.05%      2.29%       2.04%A
 investment income
 to average net
 assets

 Portfolio turnover   297%   221%   139%        279%        255%        210%       171%        118%A
 rate

 Average              $ .038
 commission rateG     9




    A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD DECEMBER 28, 1988 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1989.
E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
STOCK SELECTOR



    Selected Per-Share Data
 and Ratios

 Years ended          1996         1995          1994F         1993         1992         1991         1990E
 October 31

 Net asset value,     $ 24.25      $ 19.45       $ 20.15       $ 16.77      $ 15.19      $ 9.80       $ 10.00
 beginning of period

 Income from
 Investment
 Operations

  Net investment      .24           .19           .16           .19          .16          .12          .02
 income

  Net realized and    2.78          5.57          .44           3.61         1.97         5.30         (.22)
 unrealized
 gain (loss)

  Total from          3.02          5.76          .60           3.80         2.13         5.42         (.20)
 investment
  operations

 Less Distributions

  From net            (.20)         (.15)         (.28)         (.10)        (.08)        (.03)        --
 investment
  income

  From net realized   (2.08)        (.81)         (1.02)        (.32)        (.47)        --           --
 gain

  Total distributions (2.28)        (.96)         (1.30)        (.42)        (.55)        (.03)        --

 Net asset value,     $ 24.99       $ 24.25       $ 19.45       $ 20.15      $ 16.77      $ 15.19      $ 9.80
 end of period

 Total returnB,C      13.51%        31.54%        3.32%         23.09%       14.63%       55.43%       (2.00)%

 Net assets, end of   $ 1,586,4     $ 1,134,9     $ 811,783     $ 599,42     $ 260,98     $ 98,737     $ 686
 period (000          33            98                          6            0
 omitted)

 Ratio of expenses    .89%          1.03%         1.12%         1.11%        1.22%        1.43%        2.50%A,D
 to average net
 assets

 Ratio of expenses    .84%G         1.00%G        1.09%G        1.10%G       1.22%        1.43%        2.50%A,D
 to average net
 assets after
 expense
 reductions

 Ratio of net         1.07%         .99%          1.01%         1.52%        1.43%        1.20%        2.27%A
 investment income
 to average net
 assets

 Portfolio turnover   247%          220%          187%          192%         268%         317%         207%A
 rate

 Average              $ .0339
 commission rateH


   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E FOR THE PERIOD SEPTEMBER 28, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1990.
F EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
   Each fund's fiscal year runs from November 1 through October 31. The tables below show Disciplined Equity and Stock Selector's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance.
Performance history will be available for TechnoQuant Growth after the fund has been in operation for six months.
UNDERSTANDING

PERFORMANCE
Because these funds invest
in stocks, their performance
is related to that of the overall
stock market. Historically,
stock market performance
has been characterized by
volatility in the short run and
growth in the long run. You
can see these two
characteristics reflected in the
fund's performance; the
year-by-year total returns on
page  show that short-term
returns can vary widely, while
the returns in the mountain
chart show long-term growth.
(checkmark)
   AVERAGE ANNUAL TOTAL RETURNS

   Fiscal periods ended
                Past 1
          Past 5
          Life of

   October 31, 1996                      year            years            fund

   Disciplined Equity                    11.31%           15.14            17.45
                                                         %                %A

   S&P 500                               24.10            15.55            16.06
                                        %                %                %A

   Lipper Growth Funds Average           18.47            13.44           n/a
                                        %                %

   Stock Selector                        13.51            16.83            21.72
                                        %                %                %B

   S&P 500                               24.10            15.55            18.29
                                        %                %                %B

   Lipper Growth Funds Average           18.47            13.44           n/a
                                        %                %


   CUMULATIVE TOTAL RETURNS

   Fiscal periods ended
                Past 1
          Past 5
          Life of

   October 31, 1996                     year             years            fund

   Disciplined Equity                    11.31            102.36           253.39%
                                        %                %                A

   S&P 500                               24.10            106.02           221.82%
                                        %                %                A

   Lipper Growth Funds Average           18.47            90.28           n/a
                                        %                %

   Stock Selector                        13.51            117.68           231.57%
                                        %                %                B

   S&P 500                               24.10            106.02           178.57%
                                        %                %                B

   Lipper Growth Funds Average           18.47            90.28           n/a
                                        %                %


   A FROM DECEMBER 28, 1988
B FROM SEPTEMBER 28, 1990
EXAMPLE:    Let's say, hypothetically, that you had $10,000 invested in
Disciplined Equity on its start date, and you put $10,000 in Stock Selector on its start date. The charts below show the growth in value of your $10,000 investment in each fund through October 31, 1996. A chart for TechnoQuant Growth will be included when the fund has more performance history.
DISCIPLINED EQUITY
 Fiscal years 1994 1995 1996
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 10110.0
Row: 3, Col: 1, Value: 10980.0
Row: 4, Col: 1, Value: 10970.0
Row: 5, Col: 1, Value: 11330.0
Row: 6, Col: 1, Value: 11920.0
Row: 7, Col: 1, Value: 12360.0
Row: 8, Col: 1, Value: 12150.0
Row: 9, Col: 1, Value: 13130.0
Row: 10, Col: 1, Value: 13610.0
Row: 11, Col: 1, Value: 13680.0
Row: 12, Col: 1, Value: 13250.0
Row: 13, Col: 1, Value: 13440.0
Row: 14, Col: 1, Value: 13784.1
Row: 15, Col: 1, Value: 12825.74
Row: 16, Col: 1, Value: 13131.6
Row: 17, Col: 1, Value: 13661.76
Row: 18, Col: 1, Value: 13274.34
Row: 19, Col: 1, Value: 14497.78
Row: 20, Col: 1, Value: 14650.71
Row: 21, Col: 1, Value: 14599.73
Row: 22, Col: 1, Value: 13182.58
Row: 23, Col: 1, Value: 12428.12
Row: 24, Col: 1, Value: 12254.8
Row: 25, Col: 1, Value: 13233.55
Row: 26, Col: 1, Value: 13676.69
Row: 27, Col: 1, Value: 14479.98
Row: 28, Col: 1, Value: 15637.96
Row: 29, Col: 1, Value: 16013.52
Row: 30, Col: 1, Value: 16159.57
Row: 31, Col: 1, Value: 16785.5
Row: 32, Col: 1, Value: 15909.2
Row: 33, Col: 1, Value: 16702.05
Row: 34, Col: 1, Value: 17098.47
Row: 35, Col: 1, Value: 17035.88
Row: 36, Col: 1, Value: 17463.6
Row: 37, Col: 1, Value: 16806.37
Row: 38, Col: 1, Value: 18603.46
Row: 39, Col: 1, Value: 18983.82
Row: 40, Col: 1, Value: 19444.88
Row: 41, Col: 1, Value: 19202.82
Row: 42, Col: 1, Value: 19444.88
Row: 43, Col: 1, Value: 19479.46
Row: 44, Col: 1, Value: 19283.51
Row: 45, Col: 1, Value: 20205.61
Row: 46, Col: 1, Value: 19721.51
Row: 47, Col: 1, Value: 19848.3
Row: 48, Col: 1, Value: 19905.93
Row: 49, Col: 1, Value: 20620.56
Row: 50, Col: 1, Value: 21063.98
Row: 51, Col: 1, Value: 21471.19
Row: 52, Col: 1, Value: 21335.45
Row: 53, Col: 1, Value: 21989.46
Row: 54, Col: 1, Value: 21261.41
Row: 55, Col: 1, Value: 21915.42
Row: 56, Col: 1, Value: 22310.29
Row: 57, Col: 1, Value: 22199.24
Row: 58, Col: 1, Value: 23211.1
Row: 59, Col: 1, Value: 23939.14
Row: 60, Col: 1, Value: 24037.86
Row: 61, Col: 1, Value: 23297.48
Row: 62, Col: 1, Value: 23999.42
Row: 63, Col: 1, Value: 25174.3
Row: 64, Col: 1, Value: 24870.68
Row: 65, Col: 1, Value: 23629.79
Row: 66, Col: 1, Value: 24329.44
Row: 67, Col: 1, Value: 24184.23
Row: 68, Col: 1, Value: 23497.78
Row: 69, Col: 1, Value: 24078.62
Row: 70, Col: 1, Value: 25306.31
Row: 71, Col: 1, Value: 24580.26
Row: 72, Col: 1, Value: 25002.69
Row: 73, Col: 1, Value: 24250.23
Row: 74, Col: 1, Value: 24721.07
Row: 75, Col: 1, Value: 24335.23
Row: 76, Col: 1, Value: 25534.08
Row: 77, Col: 1, Value: 26167.95
Row: 78, Col: 1, Value: 26843.16
Row: 79, Col: 1, Value: 27669.96
Row: 80, Col: 1, Value: 28910.14
Row: 81, Col: 1, Value: 30660.18
Row: 82, Col: 1, Value: 30770.42
Row: 83, Col: 1, Value: 32024.39
Row: 84, Col: 1, Value: 31748.79
Row: 85, Col: 1, Value: 32217.31
Row: 86, Col: 1, Value: 31892.82
Row: 87, Col: 1, Value: 32449.09
Row: 88, Col: 1, Value: 32804.48
Row: 89, Col: 1, Value: 32959.0
Row: 90, Col: 1, Value: 33623.44
Row: 91, Col: 1, Value: 34504.2
Row: 92, Col: 1, Value: 34009.73
Row: 93, Col: 1, Value: 32109.14
Row: 94, Col: 1, Value: 32758.13
Row: 95, Col: 1, Value: 34318.77
Row: 96, Col: 1, Value: 35338.6
$
$35,339
STOCK SELECTOR
 Fiscal years 1994 1995 1996
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 9800.0
Row: 3, Col: 1, Value: 10660.0
Row: 4, Col: 1, Value: 11150.69
Row: 5, Col: 1, Value: 12313.89
Row: 6, Col: 1, Value: 13376.82
Row: 7, Col: 1, Value: 13948.39
Row: 8, Col: 1, Value: 14179.02
Row: 9, Col: 1, Value: 14800.74
Row: 10, Col: 1, Value: 13988.5
Row: 11, Col: 1, Value: 14640.29
Row: 12, Col: 1, Value: 14921.07
Row: 13, Col: 1, Value: 14870.93
Row: 14, Col: 1, Value: 15231.92
Row: 15, Col: 1, Value: 14670.38
Row: 16, Col: 1, Value: 16273.85
Row: 17, Col: 1, Value: 16763.21
Row: 18, Col: 1, Value: 17408.75
Row: 19, Col: 1, Value: 17065.16
Row: 20, Col: 1, Value: 16940.21
Row: 21, Col: 1, Value: 17002.68
Row: 22, Col: 1, Value: 16721.56
Row: 23, Col: 1, Value: 17398.34
Row: 24, Col: 1, Value: 16940.21
Row: 25, Col: 1, Value: 17127.63
Row: 26, Col: 1, Value: 17460.81
Row: 27, Col: 1, Value: 18210.47
Row: 28, Col: 1, Value: 18783.92
Row: 29, Col: 1, Value: 19306.58
Row: 30, Col: 1, Value: 19263.92
Row: 31, Col: 1, Value: 19957.25
Row: 32, Col: 1, Value: 19338.58
Row: 33, Col: 1, Value: 19882.58
Row: 34, Col: 1, Value: 20277.25
Row: 35, Col: 1, Value: 20234.58
Row: 36, Col: 1, Value: 21119.91
Row: 37, Col: 1, Value: 21706.57
Row: 38, Col: 1, Value: 21493.24
Row: 39, Col: 1, Value: 20767.91
Row: 40, Col: 1, Value: 21408.36
Row: 41, Col: 1, Value: 22447.38
Row: 42, Col: 1, Value: 22344.62
Row: 43, Col: 1, Value: 21339.85
Row: 44, Col: 1, Value: 21945.0
Row: 45, Col: 1, Value: 21750.89
Row: 46, Col: 1, Value: 21088.66
Row: 47, Col: 1, Value: 21408.36
Row: 48, Col: 1, Value: 22607.23
Row: 49, Col: 1, Value: 21785.15
Row: 50, Col: 1, Value: 22207.6
Row: 51, Col: 1, Value: 21134.33
Row: 52, Col: 1, Value: 21574.27
Row: 53, Col: 1, Value: 20851.51
Row: 54, Col: 1, Value: 22176.56
Row: 55, Col: 1, Value: 22995.69
Row: 56, Col: 1, Value: 23814.81
Row: 57, Col: 1, Value: 24212.33
Row: 58, Col: 1, Value: 26091.49
Row: 59, Col: 1, Value: 28091.12
Row: 60, Col: 1, Value: 28295.9
Row: 61, Col: 1, Value: 29645.04
Row: 62, Col: 1, Value: 29211.39
Row: 63, Col: 1, Value: 30006.42
Row: 64, Col: 1, Value: 29442.18
Row: 65, Col: 1, Value: 29813.69
Row: 66, Col: 1, Value: 30211.73
Row: 67, Col: 1, Value: 30463.83
Row: 68, Col: 1, Value: 31472.21
Row: 69, Col: 1, Value: 31949.87
Row: 70, Col: 1, Value: 31445.68
Row: 71, Col: 1, Value: 30092.32
Row: 72, Col: 1, Value: 30662.85
Row: 73, Col: 1, Value: 32321.38
Row: 74, Col: 1, Value: 33157.28
$
$33,157
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.
       STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)), a widely recognized, unmanaged index of common stocks.
   Unlike each fund's returns, the total returns of the comparative index
do not include the effect of any brokerage commissions, transacti    on
fees, or other    costs of investing.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Growth Funds Average, which currently reflects the performance of over 642 mutual funds with similar
   investment     objectives. This average, published by Lipper Analytical
Services, Inc.   , excludes the effect of sales charges.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
Other illustrations of fund performance may show moving averages over specified periods.
   The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

DISCIPLINED EQUITY
Calendar year total returns           1989 1990 1991 1992 1993 1994
   1995
Disciplined Equity       36.34    %    -0.78    %    36.02    %
   13.23    %    13.94    %    3.01
    %    29.01    %
S&P 500       31.69    %    -3.10    %    30.47    %    7.62    %
   10.08    %    1.32
    %    37.58    %
   Lipper Growth Funds Average    26.91% -4.49% 36.70% 8.08% 10.63%
-2.17% 30.79%
Consumer Price Index       4.65    %    6.11    %    3.06    %    2.90    %
   2.75    %    2.67    %    2.54
    %
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: 36.34
Row: 5, Col: 1, Value: -0.78
Row: 6, Col: 1, Value: 36.02
Row: 7, Col: 1, Value: 13.23
Row: 8, Col: 1, Value: 13.94
Row: 9, Col: 1, Value: 3.01
Row: 10, Col: 1, Value: 29.01
(LARGE SOLID BOX) Disciplined
Equity
       STOCK SELECTOR
Calendar year total returns      1991 1992 1993 1994    1995
Stock Selector         45.94    %    15.42    %    13.97    %    0.77    %
   36.47    %
S&P 500         30.47    %    7.62    %    10.08    %    1.32    %    37.
58    %
   Lipper Growth Funds Average      36.70% 8.08% 10.63% -2.1
7% 30.79%
Consumer Price Index         3.06    %    2.90    %    2.75    %
   2.67    %    2.54
    %
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: 45.94
Row: 7, Col: 1, Value: 15.42
Row: 8, Col: 1, Value: 13.97
Row: 9, Col: 1, Value: 0.77
Row: 10, Col: 1, Value: 36.47
(LARGE SOLID BOX) Stock
Selector
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 31, 1978.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.
   Brad Lewis is Vice President and manager of Fidelity Stock Selector and Fidelity Disciplined Equity Fund, which he has managed since September 1990 and December 1988, respectively. He also manages other Fidelity funds. Mr. Lewis joined Fidelity in 1985.
Timothy Krochuk is manager of Fidelity TechnoQuant Growth Fund, which he has managed since inception. Previously, he was a quantitative analyst. Mr. Krochuk joined Fidelity as a research associate in 1992, after receiving a bachelor of arts degree in economics/pre-med from Harvard University. Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corp. (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
EACH FUND'S INVESTMENT APPROACH
DISCIPLINED EQUITY seeks growth of capital by investing primarily in a diversified portfolio of common stocks. FMR normally invests at least 65%
of the fund's total assets in    domestic common stocks and American
Depositary Receipts.     The fund has the flexibility, however, to invest
the balance in all types of domestic and foreign securities. The fund seeks to maintain industry diversification similar to that of the S&P 500.
STOCK SELECTOR seeks growth of capital by investing primarily in common stocks. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other types of securities. The fund does not seek to maintain industry diversification similar to that of the S&P 500.
       BOTH DISCIPLINED EQUITY AND STOCK SELECTOR invest in securities that FMR determines are undervalued compared to industry norms. Using a highly disciplined approach to help identify these instruments and focusing on domestic companies with market capitalizations of $100 million or more, FMR hopes to generate more capital growth that that of the S&P 500.
The disciplined approach involves computer-aided, quantitative analysis supported by fundamental research. FMR's computer models systematically review thousands of stocks, using historical earnings, dividend yield, earnings per share, and many other factors. Then, potential investments are analyzed further using fundamental criteria, such as the company's growth potential and estimates of current earnings.
TECHNOQUANT GROWTH seeks growth of capital by investing mainly in common stocks. However, the fund has the flexibility to invest in other types of equity securities and debt securities as well.
The fund's security selection process utilizes computer aided, quantitative analysis. FMR's computer models use many types of data, but emphasize
technical    factors     such as price and volume    relationships    .
Fundamental criteria, such as earnings estimates, and dividend yield may also be considered.
FMR's emphasis on technical analysis can result in the fund holding different types of stocks at different times. For example, companies with large or small market capitalizations or high or low price/earnings ratios.
The fund's focus may change rapidly based on FMR's analysis of t   he most
current market and industry information.     At times, the fund may be
concentrated in a small number of stocks or securities.
The value of each fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR intends. Also, as mutual funds, each fund seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal.
   Fund     holdings and recent investment strategies are    detailed
in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, each fu   nd may not
purchase     more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Lower-quality debt securities are sometimes called "junk bonds." Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
   RESTRICTIONS:     Purchase of a debt security is consistent with a
fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. Each fund currently intends to limit its investments in lower than Baa-quality debt securities to 5% of its assets.
   EXPOSURE TO FOREIGN MARKETS.     Foreign securities, foreign currencies,
and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
   AMERICAN DEPOSITARY RECEIPTS (ADRS)     are certificates evidencing
ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for uses in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies.
   REPURCHASE AGREEMENTS.     In a repurchase agreement, a fund buys a
security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
   ADJUSTING INVESTMENT EXPOSURE.     A fund can use various techniques to
increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
   ILLIQUID AND RESTRICTED SECURITIES.     Some investments may be
determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
   RESTRICTIONS:     A fund may not purchase a security if, as a result,
more than 10% of its assets would be invested in illiquid securities.
   OTHER INSTRUMENTS     may include securities of closed-end investment
companies and real estate-related instruments.
   CASH MANAGEMENT.     A fund may invest in money market securities, in a
pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income (exempt from federal income tax in the case of a tax-free money market fund) while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
   DIVERSIFICATION.     Diversifying a fund's investment portfolio can
reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
   RESTRICTIONS:     With respect to 75% of its total assets, a fund may
not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. A fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. Government securities.
   BORROWING.     Each fund may borrow from banks or from other funds
advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
   RESTRICTIONS:     Each fund may borrow only for temporary or emergency
purposes, but not in an amount exceeding 331/3% of its total assets.
   LENDING     securities to broker-dealers and institutions, including
Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
   RESTRICTIONS:     Loans, in the aggregate, may not exceed 331/3% of a
fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval. DISCIPLINED EQUITY seeks capital growth by investing primarily in a broadly diversified portfolio of common stocks.
STOCK SELECTOR seeks capital growth by investing primarily in common stocks.
TECHNOQUANT GROWTH seeks capital growth.
EACH FUND, with respect to 75% of its total assets, may not    purchase a
security if, as a result, more than 5% would be invested in the securities
of any one issuer and may     not purchase more than 10% of the outstanding
voting securities of a single issuer.
Each fund may not invest more than 25% of its total assets in any one industry.
Each fund may borrow only for temporary or emergency purposes, but not in
an amount exceeding 331/3% of    its     total assets.
Loans, in the aggregate, may not exceed 331/3% of    a     fund's total
assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The amount of the fee is determined by taking a BASIC FEE and then applying a PERFORMANCE ADJUSTMENT. The performance adjustment either increases or decreases the management fee, depending on how well a fund has performed relative to the S&P 500.
Manage   =   Ba    +/-   Performa
ment         sic         nce
fee          fee         adjustme
                         nt

THE BASIC FEE (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by a fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .52%, and it drops as total assets under management increase.
   For October 1996, the group fee rate was .3037%.     The individual fund
fee rate for each fund is .30%   . The basic fee rate for fiscal year ended
October 1996 was .61% for Disciplined Equity and .61% for Stock Selector. For TechnoQuant Growth, the basic fee rate for fiscal year ended October 1997 is estimated to be .61%.
THE PERFORMANCE ADJUSTMENT rate is calculated monthly by comparing each fund's performance to that of the S&P 500 over the most recent 36-month period. For TechnoQuant Growth, the performance period began on December 1, 1996 and will eventually span 36 months, but the performance adjustment will not take effect until November 1, 1997. The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is " 0.20% of the fund's average net assets over the performance period.
   UNDERSTANDING THE

MANAGEMENT FEE
The basic fee FMR receives
is designed to be responsive
to changes in FMR's total
assets under management.
Building this variable into the
fee calculation assures
shareholders that they will
pay a lower rate as FMR's
assets under management
increase.
Another variable, the
performance adjustment,
rewards FMR when the fund
outperforms the     S&P 500    (an
established index of stock
market performance) and
reduces FMR's fee when the
fund underperforms this
index.
(checkmark)
The total management fee rate for fiscal year ended October 1996 was .54% for Disciplined Equity and .58% for Stock Selector. TechnoQuant Growth's total management fee rate for fiscal year ended October 1997 is estimated to be .61%.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, and handling securities loans. In fiscal year ended October 1996, Disciplined Equity and Stock Selector paid FSC fees equal to .25% and .28%, respectively, of their average net assets.
The funds also pay other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce the fund's custodian or transfer agent fees.
Disciplined Equity and Stock Selector have each adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
For fiscal year ended October 1996, the portfolio turnover rates for Disciplined Equity and Stock Selector were 297% and 247%, respectively. TechnoQuant Growth's annualized portfolio turnover rate is projected to exceed 200% in the first fiscal period. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
   (small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over    80     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
   The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity directly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds in
the world.
(solid bullet) Number of Fidelity mutual
funds: over 225
(solid bullet) Assets in Fidelity mutual
funds: over $415 billion
(solid bullet) Number of shareholder
accounts: over 27 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 215
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
   ONCE EAC    H BUSINESS DAY, TWO SHARE PRICES ARE CALCULATED FOR
TECHNOQUANT GROWTH FUND: the offering price and the net asset value (NAV). If you qualify for a sales charge waiver when purchasing shares of TechnoQuant Growth as described on page , your share price will be the NAV. If you pay a sales charge as described on page , your share price will be the offering price. When you buy shares of TechnoQuant Growth at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. Shares of Disciplined Equity and Stock Selector are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity retirement accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity retirement accounts $250
Through r   egular     investment plans* $100
MINIMUM BALANCE $1,000
For Fidelity retirement accounts* $500
   * FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO THE "INVESTOR SERVICES," PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory Services or a Fidelity Payroll Deduction Program account in the fund. Refer to the program materials for details.

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to the complete
                      check payable to the                          name of the fund.
                      complete name of the                          Indicate your fund
                      fund of your choice.                          account number on
                      Mail to the address                           your check and mail to
                      indicated on the                              the address printed on
                      application.                                  your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify the complete
                      Bank Routing                                    name of the fund and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify the complete                            name.
                      name of the fund and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a
Fidelity account with a        different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


IF YOU SELL SHARES OF TECHNOQUANT GROWTH AFTER HOLDING THEM LESS THAN 90 DAYS, THE
FUND WILL DEDUCT A REDEMPTION FEE E   QUAL TO 0.75% OF THE VALUE OF THOSE SHA    RES.



Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                 except retirement     feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)







24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
   TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of
financial reports   , prospectuses    , or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other
Fidelity funds by telephone or in    writing. The shares you exchange will
carry credit for any sales charge you previously paid in connection with their purchase.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your
account. Because of TechnoQuant    Growth's sales charge, you may not want
to set up a systematic withdrawal plan during a period when you are buying shares on a regular basis.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. SHARES PURCHASED THROUGH REINVESTMENT of dividend and capital gain distributions are not subject to TechnoQuant Growth's 3% sales charge. Likewise, if you direct distributions from TechnoQuant Growth to a fund with a sales charge, you will not pay a sales charge on those purchases. When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you are
entitled to your share of the
fund's net income and gains
on its investments. The fund
passes its earnings along to its
investors as DISTRIBUTIONS.
Each fund earns dividends
from stocks and interest from
bond, money market, and
other investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund
realizes capital gains
whenever it sells securities
for a higher price than it paid
for them. These are passed
along as CAPITAL GAIN
DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy    shares when a fund has realized but not
yet distributed income or capital gains,     you will pay the full price
for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV and offering price as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency
into U.S. dollars using current exchange rates.    Short-term securities
with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. In
addition, i    f quotations are not readily available, or if the values
have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.
THE OFFERING PRICE (price to buy one share   ) is the fund's NAV divided by
the sum of one minus the applicable sales charge percentage, if any. TechnoQuant Growth has a maximum sales charge of 3% of the offering price.
The     REDEMPTION PRICE    (price to sell one share) is the fund's NAV.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead. CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
THE REDEMPTION FEE for TechnoQuant Growth, if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies. FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00
from accounts with a value of less than $2,50   0 (including any amount
paid as a sales charge)    , subject to an annual maximum charge of $60.00
per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC collects the proceeds from TechnoQuant Growth's 3% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be
   available     for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
SALES CHARGE REDUCTIONS AND WAIVERS
REDUCTIONS. TechnoQuant Growth's sales charge may be reduced if you invest directly with Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. However, purchases made with assistance or intervention from a financial intermediary are not eligible. Call Fidelity to see if your purchase qualifies.
                     Sales Charge

Ranges               As a % of Offering Price   As an approximate % of
                                                net amount invested

$0 - 249,999         3%                         3.09%

$250,000 - 499,999   2%                         2.04%

$500,000 - 999,999   1%                         1.01%

$1,000,000 or more   none                       none

The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds (not including Fidelity's Foreign Currency Funds). Similarly, your shares carry credit for any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares or a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds of a transaction within a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. With redemption proceeds from one of Fidelity's Foreign Currency Portfolios, if the Foreign Currency Portfolio shares were originally purchased with redemption proceeds from a Fidelity fund.
4. Through the Directed Dividends Option (see page ).
5. By participants in The CORPORATEplan for Retirement Program when shares are purchased through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
WAIVERS. TechnoQuant Growth's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested
in Fidelity-managed products.    (Distributions transferred to an IRA
account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred into a Fidelity account.)
3. If you are a charitable organization (as defined    for purposes of
Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you purchase shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined by Section 501(c)(3) of the Internal Revenue Code).
5. If you are an investor participating in the Fidelity Trust Portfolios program.
6. To shares purchased by a mutual fund for which FMR or an affiliate serves as investment manager.
7. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
8. If you are a current or former    T    rustee or officer of a Fidelity
fund or a current or retired officer, director, or regular employee of FMR
Corp.    or Fidelity International Limited     or    their     direct or
indirect subsidiaries (a Fidelity    T    rustee or employee), the spouse
of a Fidelity    T    rustee or employee, a Fidelity    T    rustee or
employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity
   T    rustee or employee.
9. If you are a bank trust officer, registered representative, or other employee of a qualified recipient, as defined on page .
10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification.
12. If you are a registered investment adviser (RIA) purchasing for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares purchased directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
13. If you are a trust institution or bank trust department purchasing for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
These waivers must be qualified through FDC in advance. More detailed information about waivers (1), (2), (5), (10) and (12) is contained in the Statement of Additional Information. A representative of your plan or organization should call Fidelity for more information.




   TechnoQuant is a trademark of FMR Corp.

This prospectus is printed on recycled paper using soy-based inks. FIDELITY DISCIPLINED EQUITY FUND
   FIDELITY STOCK SELECTOR
   FIDELITY TECHNOQUANT(trademark) GROWTH FUND
FUNDS OF FIDELITY CAPITAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
   DECEMBER 21, 1996
This Statement is not a prospectus but should be read in conjunction with
the funds' current Prospectus    (dated December 21, 1996). Please retain
this document for future reference. Disciplined Equity and     Stock
Selector's financial statements and financial highlights, included in the
Annual Reports for the fisca   l year ended October 31, 1996 are
inc    orporated herein by reference. To obtain an additional copy of the
Prospectus or an Annual Report, please call Fidelity Distributors Corporation at 1-800-544-8888.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Co. (FSC)
   QNT    -ptb-   1296
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
Each fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF DISCIPLINED EQUITY
THE FOLLOWING ARE DISCIPLINED EQUITY'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets,
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities
t    hat are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if as a result, the sum of such interests and other investments considered illiquid under limitation would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain
securities issued by other open-end investment companies   . Limitations
(a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor of affiliate purchased pursuant to an exemptive order granted by the SEC.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page
 .
INVESTMENT LIMITATIONS OF STOCK SELECTOR
THE FOLLOWING ARE STOCK SELECTOR'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, (for this purpose, purchasing debt securities and engaging in repurchase agreements do not constitute lending).
(9) The fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain
securities issued by other open-end investment companies   . Limitations
(a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an
exemptive order granted by the SEC    .
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page
 .
INVESTMENT LIMITATIONS OF TECHNOQUANT GROWTH
THE FOLLOWING ARE TECHNOQUANT GROWTH'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(viii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page
 .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy or sell all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated
persons" of the fund under the Investment Company Act of 1940    (the 1940
Act) . These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       CLOSED-END INVESTMENT COMPANIES.    Each fund may purchase the
shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADR's) as well as other "hybrid" forms of ADRs including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS. The funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
Each fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each fund. The funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When a fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
The funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Each fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the funds or that it will hedge at an appropriate time. FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. Each fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply
with guidelines established by the S   EC     with respect to coverage of
options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of
securities prices, suc   h as the Standard & Poor's 500 Index (S&P
500(registered trademark)).     Futures can be held until their delivery
dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS.    Each fund has filed a
notice of eligibil    ity for exclusion from the definition of the term
"commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. Each fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a fund to supply additional cash to the borrower on demand.
LOWER-QUALITY DEBT SECURITIES. Each fund may purchase lower-quality debt securities (those rated below Baa by Moody's Investors Service or BBB by Standard and Poor's, and unrated securities judged by FMR to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to sell these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contract"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with FBSI and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal years ended October 31, 1996 and 1995, the portfolio turnover rates were 297% and 221%, respectively for Disciplined Equity and
247% and 220%, respectively for Stock Selector. TechnoQu    ant Growth's
annualized turnover rate for its first fiscal period is projected to
exceed    200%.     Because a high turnover rate increases transaction
costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.
   The following tables show the brokerage commissions paid by Disciplined Equity and Stock Selector. The first table shows the total amount of brokerage commissions paid by each fund and the total amount of brokerage commissions paid to FBSI and FBS (formerly FBSL) for the past three fiscal years. The second table shows the percentage of aggregate brokerage commissions paid to and the percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commission effected through FBSI and FBS for the fiscal year 1996. The third table shows amount of brokerage commissions paid to firms providing research and the approximate dollar amount of the transactions on which brokerages commissions were paid for the fiscal year ended 1996. Each fund pays both commissions and spreads in connection with the placement of portfolio transactions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSI is a result of the low commission rates charged by FBSI.

                               Fiscal Period
          Total Amount           To FBSI            To FBS
                               Ended                    Paid

   Disciplined Equity

    1996                       October 31               $ 7,166,000            $ 795,000          $ 0

    1995                                                 3,378,000              424,000            0

    1994                                                 1,747,000              287,000            0

   Stock Selector

    1996                       October 31               $ 4,237,000             483,000            28,000

    1995                                                 2,520,000              222,000            6,000

    1994                                                 2,109,000              231,000            0




             Fiscal Period
          % of
                 % of
                 % of
                 % Of
             Ended 1996               Commissions           Transactions           Commissions           Transactions
                                      Paid to FBSI          Effected               Paid to FBS           Effected
                                                            Through FBSI                                 through FBS



   Disciplined Equity          October 31           11.09%           16.09%           0%             0%

   Stock Selector              October 31           11.40%           15.61%           .66%           .33%



             Fiscal Period
          Amount Paid to Firms
          Total Amount of Transactions
             Ended 1996              Providing Research*             on Which Commissions

                                                                     Were Paid



   Disciplined Equity          October 31          $ 6,107,000          $ 6,398,338,000

   Stock Selector              October 31           3,532,000            3,261,273,000


   * The provision of research services was not necessarily a factor in the placement of all this business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which
the primary market is the U   nited     S   tates     are valued at last
sale price or, if no sale has occurred, at the closing bid price. Most
equity securities for which the primary market is outside the U   nited
    S   tates     are valued using the official closing price or the last
sale price in the principal market    in which they     are traded. If the
last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used.
   Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which market quotations are not readily available are are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's net asset value (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual
rate of return that would equal    100% growth on a compounded basis in ten
years. Average annual total returns covering periods of less than one year are calculated by determining a fund's total return for the period, extending that return for a full year (assuming that return remains
constant over the year),     and quoting the result as an annual return.
While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and, for TechnoQuant Growth, may be quoted with or without taking the fund's 3% maximum sales charge into account and may or may not include the effect of the fund's .75% redemption fee on
shares held less than 90 days.     Excluding a fund's sales charge or
redemption fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving
average   . On October 24, 1996, the 13-week and 39-week long-term moving averages were $22.01 and $21.71, respectively, for Disciplined Equity and $24.08 and $23.54, respectively for Stock Selector.
HISTORICAL FUND RESULTS. The following table shows    the funds' total
returns for per    iods ended October 31, 1996.





                                 Average Annual Total Returns                       Cumulative Total Returns

                                 One              Five             Life of          One              Five              Life of
                                 Year             Years            Fund*            Year             Years             Fund*



Disciplined Equity                   11.31%       15.14%           17.45%           11.31%           102.36%           253.39%


* From December 28, 1988 (commencement of operations).

                                 Average Annual Total Returns                       Cumulative Total Returns

                                 One              Five             Life of          One              Five              Life of
                                 Year             Years            Fund*            Year             Years             Fund*



Stock Selector                       13.51%       16.83%           21.72%           13.51%           117.68%           231.57%


   * From September 28, 1990 (commencement of operations).
The following table   s     shows the income and capital elements of each
fund's cumulative total return. The table compares each fund's return to
the record of the    S    &P 500(registered trademark), the Dow Jones
Industrial Average (DJIA), and the cost of living as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and the DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stock prices and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indices. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
   The following tables show the growth in value of a hypothetical $10,000 investment in Disciplined Equity and Stock Selector during the life of each fund, assuming all distributions were reinvested. The figures below reflect the fluctuating stock prices of the specifies periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments have not been factored into the figures below.
During the period from     December 28, 1988    (commencement of
operations) to     October 31   , 1996, a hypothetical $10,000 investment
in     Disciplined Equity    would have grown to $35,339.
FIDELITY DISCIPLINED EQUITY FUND                           INDICES





Years         Value of          Value of         Value of         Total             S&P 500           DJIA              Cost of
Ended         Initial           Reinvested       Reinvested       Value                                                 Living**
October 31    $10,000           Dividend         Capital Gain
              Investment        Distributions    Distributions




   1996       $    22,870       $ 2,650          $ 9   ,    819   $   35,339       $    32,182       $    35,323        $13,137

1995          $ 23,040          $ 2,213          $ 6,496          $ 31,749          $ 25,934          $ 27,265          $ 12,755

1994          $ 18,940             $ 1,464       $ 4,599          $ 25,003          $ 20,511          $ 21,852          $ 12,407

1993          $ 19,480          $ 1,223          $ 3,335          $ 24,038          $ 19,747          $ 20,029          $ 12,091

1992          $ 17,270          $ 858            $ 1,778          $ 19,906          $ 17,179          $ 17,054          $ 11,768

1991          $ 16,740          $ 560            $ 164            $ 17,464          $ 15,621          $ 15,753          $ 11,402

1990          $ 12,020          $ 11   8         $ 11   7         $ 12,255          $ 11,700          $ 12,111          $ 11,079

1989*         $ 13,250          $ 0              $ 0              $ 13,250          $ 12,648          $ 12,619          $ 10,423


* From December 28, 1988 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on December 28, 1988 (commencement of operations), the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they
were reinvested), amounted to $   19,588    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   1,610     for dividends and $   6,230     for capital gains
distributions.        During the period January 1, 1990 through July 31,
1990, the fund imposed a 3% sales charge which is no longer in effect and is not reflected in the figures above. The figures shown above do not reflect the fund's .50% redemption fee applicable to shares held less than 90 days in effect from August 1, 1990 through December 25, 1992.
During the period from    September 28, 1990     (co   mmencement of
opera    tions) to October 31, 1996 a hypothetical $10,000 investment in
   Stock Selector     would have grown to $   33,157    .
FIDELITY STOCK SELECTOR                           INDICES





Year          Value of          Value of         Value of         Total             S&P 500           DJIA              Cost of
Ended         Initial           Reinvested       Reinvested       Value                                                 Living**
October 31    $10,000           Dividend         Capital Gain
              Investment        Distributions    Distributions





   1996       $    24,990       $    1,220       $    6,947       $    33,157       $    27,857          $ 29,450       $11,929

1995          $ 24,250          $ 923            $ 4,038          $ 29,211          $ 22,448          $ 22,732          $ 11,583

1994          $ 19,450          $ 550            $ 2,208          $ 22,208          $ 17,754          $ 18,219          $ 11,266

1993          $ 20,150          $ 290            $ 1,053          $ 21,493          $ 17,093          $ 16,699          $ 10,980

1992          $ 16,770          $ 140            $ 551            $ 17,461          $ 14,870          $ 14,218          $ 10,686

1991          $ 15,190          $ 42             $ 0              $ 15,232          $ 13,522          $ 13,134          $ 10,354

1990*         $ 9,800           $ 0              $ 0              $ 9,800           $ 10,128          $ 10,097          $ 10,060


* From September 28, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on September 28, 1990 (commencement of operations) the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they
were reinvested), amounted to $   16,248    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   800     for dividends and $   4,740     for capital gains
distributions. During the period September 28, 1990 through December 31, 1993, the fund imposed a 3% sales charge which is no longer in effect and is not reflected in the figures above.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the
performance of mutual funds.    Generally, Lipper rankings are based on
total return, assume reinvestment of distributions, do not take sales
charges or redemption fees     into consideration, and are prepared without
regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations
customize to your funds' indices    . When comparing these indices, it is
important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
   A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Disciplined Equity, Stock Selector, and TechnoQuant Growth may compare their performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of October 31, 1996, FMR    advised over $28 billion in tax-free fund
assets, $93 billion in money market fund assets, $289 billion in equity fund assets, $59 billion in international fund assets, and $24 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive TechnoQuant Growth's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with the fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive TechnoQuant Growth's sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption (1) above) of such employer, maintained at least one employee benefit plan that qualified for
exemption    (1),     and that had at least some portion of its assets
invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii)
   either (a)     the distribution is transferred from the plan to a
Fidelity IRA account within 60 days from the date of the distribution;
or (b) the distribution is transferred directly from the plan into another Fidelity account.
4. to shares purchased by a charitable organization (as defined    for
purposes of     Section 501(c)(3) of the Internal Revenue Code) investing
$100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool
established for the benefit of a charitable organization (as defined    for
purposes of     Section 501(c)(3) of the Internal Revenue Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services;
8. to shares purchased by a mutual fund for which FMR or an affiliate serves as investment manager;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular
employee of FMR Corp.    or FIL     or t   heir     direct or indirect
subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee; or
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities; or
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity IRA, the Fidelity Rollover IRA, The
Fidelity SEP-IRA and SARSEP   , The Fidelity Simple IRA,     The Fidelity
Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
TechnoQuant Growth's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
Each fund is open for business and its NAV is calculated each day the New
York Stock Exchange    (NYSE) is open for trading. The NYSE has designated
the following holiday closings for 1997: New Year's Day, Presidents' Day,
Good Friday,     Memorial Day, Independence Day, Labor Day, Thanksgiving
Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that each fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. Each fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
As of October 31, 1996, Disci   plined Equity hereby designates
approximately $47,043,000 as     a capital gain dividend for the purpose of
the dividend-paid deduction.
As of October 31, 1996,    Stock Selector hereby designates approximately
$39,458,000 as a     capital gain dividend for the purpose of the
dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, each fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds of Fidelity Capital Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees   , Members of the Advisory Board,     and executive officers
of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last
five years. All persons named as Trustees    and Members of the Advisory
Board     also serve in similar capacities for other funds advised by FMR.
The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The
business address of all the other Trustees    and Members of the Advisory
Board     is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts
02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
   *EDWARD C. JOHNSON 3d (66),     Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
   *J. GARY BURKHEAD (55), Tru    stee and Senior Vice President, is
President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far
East) Inc.
   RALPH F. COX (64), Trustee (1991), is a management consultant (1994).
Prior to February 1994, he was President of Greenhill     Petroleum
Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill
Corporation (non-hazardous waste, 1993), C   H2M Hill Companies
(engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (64),     Trustee (1992). Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth
Corporation (telecommunications),    Eaton Corporation (m    anufacturing,
1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
   RICHARD J. FLYNN (72), Trustee and Chairman of t    he non-interested
Trustees, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
   E. BRADLEY JONES (68),     Trustee. Prior to his retirement in 1984, Mr.
Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
   DONALD J. KIRK (63)    , Trustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National
Arts Stabilization Fund, Chairman of the Board of    Trustees of the
Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (53), T    rustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
   GERALD C. McDONOUGH (67), Trustee and Vice-Chairman     of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
   EDWARD H. MALONE (71), Tr    ustee. Prior to his retirement in 1985, Mr.
Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
   MARVIN L. MANN (63), Trust    ee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
   THOMAS R. WILLIAMS (68), Tr    ustee, is President of The Wales Group,
Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   WILLIAM O. McCOY (63), Member of the Advisory Board (1996), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Weeks Corporation of Atlanta (real estate,
1994), and Carolina Power and Light Company (electric utility, 1996). Previously, he was Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan Flager Business School (University of North Carolina at Chapel Hill).
WILLIAM J. HAYES (62),     Vice President (1994), is Vice President of
Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
   BRADFORD LEWIS (41) is manager and Vice President of Disciplined Equity
and Stock Selecto    r, which he has managed since December 1988 and
September 1990, respectively. Mr. Lewis also manages Small Cap Stock as well as portfolios for Fidelity Investments Canada. Previously, he managed Select Air Transportation, Select Defense and Aerospace, and Select Medical Delivery. Mr. Lewis joined Fidelity in 1985.
   ARTHUR S. LORING (49),     Secretary, is Senior Vice President (1993)
and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
K   ENNETH A. RATHGEBER (49), Treasurer     (1995), is Treasurer of the
Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
   ROBERT H. MORRISON (56),     Manager of Security Transactions of
Fidelity's equity funds is Vice President of FMR.
   JOHN H. COSTELLO (50), Assis    tant Treasurer, is an employee of FMR.
   LEONARD M. RUSH (50), As    sistant Treasurer (1994), is an employee of
FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief
Financial Officer of Fidelity    Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of
each current    T    rustee    or Member of the Advisory Board     of each
fund for his or her services as trustee    for the fiscal year ended
October 31, 1996.
COMPENSATION TABLE
      Aggregate Compensation +




      J. Gary    Ralph  Phyllis Richard Edward C. E.      Donald  Peter S. Gerald C. Edward Marvin  Thomas   Willia   m
      Burkhead** F. Cox Burke   J.      Johnson   Bradley J. Kirk Lynch**  McDonough H.     L. Mann R.          O.
                        Davis   Flynn   3d**      Jones                              Malone         Williams    McCoy
   Disciplined
      $    0     $ 794  $722    $950    $0        $731    $739    $0       $729      $773   $772    $738     $341
   Equity

   Stock
           0     481    460     609       0       465     470       0      466       470     470     471     241
   Selector

   TechnoQuant
           0    32      32      40         0      32      32         0     32        32      32      32      32
   Growth +



Trustees                  Pension or             Estimated Annual     Total
                          Retirement Benefits    Benefits Upon        Compensation
                          Accrued as Part of     Retirement from      from the Fund
                          Fund Expenses          the Fund Complex*    Complex*
                          from the Fund
                          Complex*

J. Gary Burkhead**        $ 0                    $ 0                  $ 0

Ralph F. Cox               5,200                  52,000                  128,000

Phyllis Burke Davis        5,200                  52,000                  125,000

Richard J. Flynn           0                      52,000                  160,500

Edward C. Johnson 3d**     0                      0                    0

E. Bradley Jones           5,200                  49,400                  128,000

Donald J. Kirk             5,200                  52,000                  129,500

Peter S. Lynch**           0                      0                    0

Gerald C. McDonough        5,200                  52,000                  128,000

Edward H. Malone           5,200                  44,200                  128,000

Marvin L. Mann             5,200                  52,000                  128,000

Thomas R. Williams         5,200                  52,000                  125,000

W   illiam O. McCoy                  N/A                    N/A           0


   * Information is as of December 31, 1995 for 219 funds in the complex.
** Interested trustees of the fund are compensated by FMR.
***    For the fiscal year ended October 31, 1996, certain of the non-interested trustees' aggregate compensation from a fund includes accrued deferred compensation as follows: Disciplined Equity (Cox, $727, Malone, $706, Mann, $705).
+ Estimated
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities under the Plan without shareholder approval.
   Under a retirement program adopted in July 1988 and modified in November 1995, each non-interested Trustee may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee becomes eligible to participate in the program at the end of the calender year in which he or she reaches age 72, provided that, at the time of retirement, he or she has served as a
Fidelity fund Trustee for at least five years.     Currently, Messrs. Ralph
S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
   As of October 31, 1996,     the Trustees   , Members of the Advisory
Board,     and officers of each fund owned, in the aggregate, less than
   1    % of each fund's total outstanding shares.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
   FMR is the manager of Disciplined Equity and Stock Selector, pursuant to management contracts dated November 1, 1994, which were approved by shareholders on October 26, 1994. FMR also manages TechnoQuant Growth pursuant to a management contract dated October 17, 1996 which was approved by FMR, the sole shareholder on October 22, 1996.
For the services of FMR under the contract, each fund pays FMR a monthly management fee composed of the sum of two elements: a basic fee and a performance adjustment based on a comparison of each fund's performance to that of S&P 500.
COMPUTING THE BASIC FEE. Each fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the
result of cumu   latively applying the annualized rates on the left. For
example, the effective annual fee rate at $435 billion of group net assets
- the approximate level for October 1996 - was .3037%, which is the weighted average of the respective fee rates for each level of group net assets up to $435 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .5200%        $ 0.5 billion   .5200%

 3 - 6            .4900          25             .4238

 6 - 9            .4600          50             .3823

 9 - 12           .4300          75             .3626

 12 - 15          .4000           100           .3512

 15 - 18          .3850           125           .3430

 18 - 21          .3700          150            .3371

 21 - 24          .3600          175            .3325

 24 - 30          .3500          200            .3284

 30 - 36          .3450          225            .3253

 36 - 42          .3400          250            .3223

 42 - 48          .3350          275            .3198

 48 - 66          .3250          300            .3175

 66 - 84          .3200          325            .3153

 84 - 102         .3150          350            .3133

 102 - 138        .3100

 138 - 174        .3050

 174 - 228        .3000

 228 - 282        .2950

 282 - 336        .2900

 Over 336         .2850

Prior to November 1, 1994, for Disciplined Equity and Stock Selector, the group fee rate was based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion. The current management contract for Disciplined Equity and Stock Selector reflect the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion and under $390 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule for average group assets in excess of $210 billion and up to $390 billion with additional breakpoints voluntarily adopted by FMR for average group assets in excess of $390 billion is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 174 - $210 billion   .3000%        $ 150 billion   .3371%

 210 - 246            .2950          175            .3325

 246 - 282            .2900          200            .3284

 282 - 318            .2850          225            .3249

 318 - 354            .2800          250            .3219

 354 - 390            .2750          275            .3190

 390 - 426            .2700          300            .3163

 426 - 462            .2650          325            .3137

 462 - 498            .2600          350            .3113

 498 - 534            .2550          375            .3090

 Over 534             .2500          400            .3067

                                     425            .3046

                                     450            .3024

                                     475            .3003

                                     500            .2982

                                     525            .2962

                                     550            .2942


   Below is the schedule for TechnoQuant Growth, which was approved by FMR, then the sole shareholder of the fund on October 22, 1996.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual Fee
Assets             Rate        Assets           Rate

 0 - $3 billion   .5200%        $ 0.5 billion   .5200%

 3 - 6            .4900          25             .4238

 6 - 9            .4600          50             .3823

 9 - 12           .4300          75             .3626

 12 - 15          .4000          100            .3512

 15 - 18          .3850           125           .3430

 18 - 21          .3700          150            .3371

 21 - 24          .3600          175            .3325

 24 - 30          .3500          200            .3284

 30 - 36          .3450          225            .3249

 36 - 42          .3400          250            .3219

 42 - 48          .3350          275            .3190

 48 - 66          .3250          300            .3163

 66 - 84          .3200          325            .3137

 84 - 102         .3150          350            .3113

 102 - 138        .3100          375            .3090

 138 - 174        .3050          400            .3067

 174 - 210        .3000          425            .3046

 210 - 246        .2950          450            .3024

 246 - 282        .2900          475            .3003

 282 - 318        .2850          500            .2982

 318 - 354        .2800          525            .2962

 354 - 390        .2750          550            .2942

 390 - 426        .2700

 426 - 462        .2650

 462 - 498        .2600

 498 - 534        .2550

 Over 534         .2500

   The individual fund fee rate rates for Disciplined Equity, Stock Selector and TechnoQuant Growth are .30%, .30%, and .30%, respectively. Based on the average group net assets of the funds advised by FMR for October 1996, the annual basic fee rate would be calculated as follows:
Group Fee Rate                Individual Fund Fee Rate   Basic Fee Rate

   Disciplined Equity       .3037%   +   .30%        =   .6037%

   Stock Selector           .3037%   +   .30%        =   .6037%

   TechnoQuant Growth       .3037%   +   .30%        =   .6037%

One-twelfth of this annual basic fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee is subject to upward or downward adjustment, depending upon whether, and to what extent, each fund's investment performance for the performance period exceeds, or is
exceeded by, the re   cord of the S&P 500, respectively, (the Index) over
the same period. TechnoQuant Growth's performance period commenced on December 1, 1996, respectively. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period equals 36 months. Thereafter, the performance period consists of the
most recent month plus the previous 35 mon    ths. Each percentage point of
difference, calculated to the nearest 1.0% (up to a maximum difference of (plus/minus)10.00 ) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is (plus/minus).20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
Each fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in fund shares at the net asset value as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index. Because the adjustment to the basic fee is based on each fund's performance compared to the investment record of the Index, the controlling factor is not whether each fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
   The table below shows the management fees paid to FMR (including the amount of the performance adjustment); the dollar amount of negative or positive performance adjustments; and the net management fee as a percentage of the funds' average net assets for the periods ending October 31, 1996, 1995, and 1994.

                     Management Fee                                  Management Fee
                     Including Performance   Performance             as a % of
                     Adjustment              Adjustment              Average Net Assets

DISCIPLINED EQUITY

   1996               $ 11,631,000               $ (1,531,000)         .54%

1995                  $ 10,180,000            $ 982,000                .68%

1994                  $ 6,450,000             $ 913,000                .72%




STOCK SELECTOR

   1996                  $ 8,   35    4,000    $ (420,000)     .58%

1995              $ 6,027,000                  $ 763,000       .70%

1994              $ 5,119,000                  $ 705,000       .72%

FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements
by FMR will increase each fund's total returns an   d yield and
repayment of the reimbursement by each fund will lower its total returns. To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that each fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary
expenses, as well as a portion of    its distribution plan expenses and
cu    stodian fees attributable to investments in foreign securities.
SUB-ADVISERS. On behalf of the funds, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services on behalf of Disciplined Equity and Stock Selector, the fees paid to the sub-advisers
f   or fiscal 1996, 1995, and 1994 were     as follows:

DISCIPLINED EQUITY
Fiscal period   FMR U.K.          FMR Far East

   1996          $    8,459        $    8,342

1995             $ 1,381           $ 1,411

1994             $ 42              $ 62

STOCK SELECTOR
Fiscal period   FMR U.K.            FMR Far East

   1996          $    101,205        $    100,771

1995             $ 78,058            $ 67,495

1994             $ 35,913            $ 39,322




DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans    (the Plans)
    on behalf of    Disciplined Equity and Stock Selector (the
    funds   )     pursuant to Rule 12b-1 under the Investment Company Act
of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of each fund. In addition, each Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that assist in selling shares of each fund, or to third parties, including banks, that render shareholder support services.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plans do not authorize payments by a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
   The Plans were approved by shareholders of Disciplined Equity and Stock Selector on October 24, 1994.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
   FSC, an affiliate of FMR, is transfer, dividend disbursing, and shareholder servicing agent for each fund. FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes. The
asset-based fees are subjec    t to adjustment if the year-to-date total
return of the S&P 500 exceeds a positive or negative 15%. FSC also collects small account fees from certain accounts with balances of less than $2,500. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
FSC also performs the calculations necessary to determine each fund's NAV and dividends, and maintains each fund's accounting records. The annual fee rates for these pricing and bookkeeping services are based on each fund's
average net assets,    specifically, .0600% of the first $500 million of
average net assets and .0300% of average net assets in excess of $500 million. The fee is limited to a minimum of $60,000 and a maximum of $800,000 per year.
The table below shows the fees paid to FSC for pricing and bookkeeping services, including related out-of-pocket expenses during each fund's last three fiscal years:
      Pricing and Bookkeeping Fees

                     1996               1995        1994

Disciplined Equity      $ 791,000       $ 601,000   $ 420,000

Stock Selector          $ 588,000       $ 409,000   $ 365,000

FSC also receives fees for administering each fund's securities lending program. Securities lending fees are based on the number and duration of
i   ndividual securities loans. For fiscal 1996, 1995, and 1994, there were no securities lending fees incurred by the funds.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. D   isciplined Equity, Stock Selector and TechnoQuant
Growth     are funds of Fidelity Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 31, 1978. On September 21, 1978, the trust's name was changed from Devon Equity Fund to Fidelity Asset Investment Trust. On December 30, 1983 the trust's name was changed to Fidelity Discoverer Fund. On August 1, 1986, the trust's name was changed to Fidelity Value Fund and on November 1, 1986, the trust's name was changed to Fidelity Capital Trust. Currently, there are five funds of the trust Fidelity Value Fund, Fidelity Capital
Appreciation Fu   nd, Fidelity Disciplined Equity Fund, Fidelity Stock
Selector, and Fidelity TechnoQuant G    rowth Fund. The Declaration of
Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying names
"Fidelity" may be withdrawn.    There is a remote possibility that one fund
might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declarations of trust protect Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
 CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Disciplined Equity and Stock Selector. The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New
York, is custodian of    the assets of TechnoQuant Growth. Each custodian
is respons    ible for the safekeeping of a fund's assets and the
appointment of any subcustodian banks and clearing agencies. A custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund
may invest in obligations of its custodian and may purchase    securities
from or sell securities to its custodian. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of
certain assets in connection with repurchase ag    reement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Brown Brothers Harriman & Co., leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. C   oopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts serves as Disciplined Equity and Stock Selector's independent accountant. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts
serves as TechnoQuant Growth's independent accountant.     Each auditor
examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Disciplined Equity and Stock Selector's financial statements    and
financial highlights for the f    iscal year ended October 31, 1996   , and
the report of the auditors thereon     are included in each fund's Annual
Report, which is a separate report supplied with this Statement of
Additional Information. Each fund's financial statements   ,     financial
highlights    and the report of the auditors thereon     are incorporated
herein by reference.
TechnoQuant is a trademark of FMR Corp.

PART C.  OTHER INFORMATION
Item 24.  Financial Statements and Exhibits
(a)(1) Financial Statements and Financial Highlights, included in the
Annual Report, for Fidelity Disciplined Equity Fund    for the fiscal year
ended October 31, 1996, are incorporated herein by reference to the fund's
Statement of Additional    Information and were filed on December 17, 1996
for Fidelity Capital Trust (No. 811-2841) pursuant to Rule     30d-1 under
the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(2) Financial Statements and Financial Highlights, included in the
Annual Report, for Fidelity Stock Selector for the fiscal    year ended
October 31, 1996, are incorporated herein by reference to the fund's
Statement of Additional Information    and were filed on December 17, 1996
for Fidelity Capital Trust (No. 811-2841) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(b)   Exhibits
 (1) Amended and Restated Declaration of Trust, dated November 17, 1994, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 61.
 (2) Bylaws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (file No. 2-50318) Post-Effective Amendment No. 87.
 (3)  Not applicable.
 (4)  Not applicable.
 (5) (a) Management Contract, dated November 1, 1994, between Fidelity Value Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment 62.
  (b) Management Contract, dated November 1, 1994, between Fidelity Disciplined Equity Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 60.
  (c) Management Contract, dated November 1, 1994, between Fidelity Capital Appreciation Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 60.
  (d) Management Contract, dated November 1, 1994, between Fidelity Stock Selector and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 60.
  (e) Management Contract, dated October 17, 1996, between Fidelity TechnoQuant Growth Fund and Fidelity Management & Research Company, is filed herein as Exhibit 5(e).
  (f) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Value Fund, is incorporated herein by reference to Exhibit 5(e) of Post-Effective No. 62.
  (g) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc., and Fidelity Capital Trust on behalf of Fidelity Value Fund, is incorporated herein by reference to Exhibit 5(f) of Post-Effective No. 62.
  (h) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 60.
  (i) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc., and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 60.
  (j) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 60.
  (k) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc., and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 60.
  (l) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research Company (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Stock Selector, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 60.
  (m) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc., and Fidelity Capital Trust on behalf of Fidelity Stock Selector, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 60.
  (n) Sub-Advisory Agreement, dated October 17, 1996 between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund, is filed herein as Exhibit 5(n).
  (o) Sub-Advisory Agreement, dated October 17, 1996 between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc., and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund, is filed herein as Exhibit 5(o).
 (6) (a) General Distribution Agreement, dated April 1, 1987, between Fidelity Value Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 61.
  (b) Amendment to the General Distribution Agreement, dated January 1, 1988, between Fidelity Value Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 61.
  (c) General Distribution Agreement, dated April 1, 1987, between Fidelity Capital Appreciation Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 61.
  (d) Amendment to the General Distribution Agreement, dated January 1, 1988, between Fidelity Capital Appreciation Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 61.
  (e) General Distribution Agreement, dated December 28, 1988, between Fidelity Disciplined Equity Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 61.
  (f) General Distribution Agreement, dated September 23, 1990, between Fidelity Stock Selector and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 61.
  (g) General Distribution Agreement, dated October 17, 1996, between Fidelity TechnoQuant Growth Fund and Fidelity Distributors Corporation, is filed herein as Exhibit 6(g).
  (h) Amendments to the General Distribution Agreement between Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(k) of Fidelity Select Portfolios' Post-Effective Amendment No. 57 (File No. 2-69972).
  (i) Amendments to the General Distribution Agreement between Fidelity Capital Trust on behalf of Fidelity Value Fund and Fidelity Disciplined Equity Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
  (j) Amendments to the General Distribution Agreement between Fidelity Capital Trust on behalf of Fidelity Stock Selector and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(b) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
 (7) (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's Trust's (File No. 2-69972) Post-Effective Amendment No. 54.
  (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of December 1, 1995 is incorporated herein by reference to Exhibit 7(b) of Fidelity School Street Trust's (File No. 2-57167) Post-Effective Amendment No. 47.
 (8) (a) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Capital Trust, on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).
  (b) Appendix A, dated January 18, 1996, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Capital Trust, on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, is incorporated herein by reference to Exhibit 8(d) of Fidelity Investment Trust's Post-Effective Amendment No. 65 (File No. 2-90649).
  (c) Appendix B, dated May 16, 1996, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Capital Trust, on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, is incorporated herein by reference to Exhibit 8(e) of Fidelity Securities Fund's Post-Effective Amendment No. 35 (File No. 2-93601).
(small solid bullet)                  (d) Custodian Agreement and Appendix
C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
(small solid bullet)                  (e) Appendix A, dated October 17,
1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Charles Street Trust's Post-Effective Amendment No. 57 (File No. 2-73133).
(small solid bullet)                  (f) Appendix B, dated July 18, 1996,
to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Securities Fund's Post-Effective Amendment No. 35 (File No. 2-93601).
  (g) Fidelity Group Repo Custodian Agreement among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Capital Trust, on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund and Fidelity Stock Selector, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Capital Trust, on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund and Fidelity Stock Selector, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (i) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Capital Trust, on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund and Fidelity Stock Selector, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Capital Trust, on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund and Fidelity Stock Selector, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (k) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust, on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund and Fidelity Stock Selector, dated May 11, 1995, is incorporated herein by reference to
Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (l) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust, on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund and Fidelity Stock Selector, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) if Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (m) Form of Fidelity Group Repo Custodian Agreement among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to
Exhibit 8(m) of Post-Effective Amendment No. 67.
  (n) Form of Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to
Exhibit 8(n) of Post-Effective Amendment No. 67.
  (o) Form of Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to Exhibit 8(o) of Post-Effective Amendment No. 67.
  (p) Form of First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to
Exhibit 8(p) of Post-Effective Amendment No. 67.
  (9)  Not applicable.
 (10)  Not applicable.
 (11)  Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit 11.
 (12)  Not applicable.
 (13)  Not applicable.
           (14) (a)   Fidelity Individual Retirement Account Custodial
Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to
Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Value Fund, is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 61.
   (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector, is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 61.
   (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Disciplined Equity Fund, is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 61.
 (16) (a) Schedule for computation of total returns for Fidelity Value Fund, is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 63.
   (b) Schedule for computation of moving averages for Fidelity Value Fund is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 63.
 (17)   Financial Data Schedules are filed herein as Exhibit 27.
 (18)   Not applicable.
Item 25. Persons Controlled by or under Common Control with Registrant
 The Board of Trustees of Fidelity Capital Trust is the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
   Title of Class:   Shares of Beneficial Interest as of 10/31/96
Name of Series                       Number of Record Holders

Fidelity Capital Appreciation Fund   153,207

Fidelity Disciplined Equity Fund     160,627

Fidelity Stock Selector              124,901

Fidelity TechnoQuant Growth Fund     0

Fidelity Value Fund                  472,809

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Co. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
(2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Executive Committee of FMR;
                            President and Chief Executive Officer of FMR Corp.;
                            Chairman of the Board and Director of FMR, FMR
                            Corp., FMR Texas Inc., FMR (U.K.) Inc., and FMR
                            (Far East) Inc.; Chairman of the Board and
                            Representative Director of Fidelity Investments Japan
                            Limited; President and Trustee of funds advised by
                            FMR.



J. Gary Burkhead            President and Director of FMR, FMR Texas Inc., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Managing
                            Director of FMR Corp.; Senior Vice President and
                            Trustee of funds advised by FMR.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



Dwight D. Churchill         Vice President of FMR.



John D. Crumrine            Assistant Treasurer of FMR, FMR (U.K.) Inc., FMR
                            (Far East) Inc., and FMR Texas Inc.; Vice President
                            and Treasurer of FMR Corp.



William Danoff              Vice President of FMR and of a fund advised by FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Larry A. Domash             Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                            FMR Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Michael S. Gray             Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg          Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Vice President of FMR.



Bart Grenier                Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of
                            Equity funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical
                            Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Vice President of FMR and of a fund advised by FMR.



Stephen P. Jonas            Vice President of FMR; Treasurer of FMR, FMR
                            (U.K.) Inc., FMR (Far East) Inc., and FMR Texas Inc.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Vice President of High
                            Income funds advised by FMR.



Alan Leifer                 Vice President of FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of
                            FMR; Vice President/Legal, and Assistant Clerk of
                            FMR Corp.; Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught II     Vice President of FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Andrew S. Offit             Vice President of FMR and of a fund advised by FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Vice President of FMR; Senior Vice President and
                            Director of Operations and Compliance of FMR (U.K.)
                            Inc.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of a fund advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.


(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR U.K.; Chairman of the
                       Executive Committee of FMR; Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and a Director of FMR, FMR
                       Corp., FMR Texas Inc., and Fidelity Management & Research
                       (Far East) Inc.; President and Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR U.K.; President of FMR;
                       Managing Director of FMR Corp.; President and a Director of
                       FMR Texas Inc. and Fidelity Management & Research (Far
                       East) Inc.; Senior Vice President and Trustee of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR U.K.; Senior Vice President of
                       Fidelity Management & Research (Far East) Inc.; Director of
                       Worldwide Research of FMR.



Richard Spillane       Senior Vice President and Director of Operations and
                       Compliance of FMR U.K. (1993).



Stephen P. Jonas       Treasurer of FMR U.K. (1993), Fidelity Management &
                       Research (Far East) Inc. (1993), and FMR Texas Inc. (1993);
                       Treasurer and Vice President of FMR (1993).



David Weinstein        Clerk of FMR U.K.; Clerk of Fidelity Management & Research
                       (Far East) Inc.; Secretary of FMR Texas Inc.



(3)  FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. (FMR Far East)
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR Far East; Chairman of the
                       Executive Committee of FMR; Chief Executive Officer of
                       FMR Corp.; Chairman of the Board and a Director of
                       FMR, FMR Corp., FMR Texas Inc. and Fidelity
                       Management & Research (U.K.) Inc.; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Far East; President of
                       FMR; Managing Director of FMR Corp.; President and a
                       Director of FMR Texas Inc. and Fidelity Management &
                       Research (U.K.) Inc.; Senior Vice President and Trustee
                       of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR Far East; Senior Vice
                       President of Fidelity Management & Research (U.K.)
                       Inc.; Director of Worldwide Research of FMR.



William R. Ebsworth    Vice President of FMR Far East.



Bill Wilder            Vice President of FMR Far East (1993).



Stephen P. Jonas        Treasurer of FMR Far East (1993), Fidelity Management
                          & Research (U.K.) Inc. (1993), and FMR Texas Inc.
                            (1993); Treasurer and Vice President of FMR (1993).



David C. Weinstein     Clerk of FMR Far East; Clerk of Fidelity Management &
                       Research (U.K.) Inc.; Secretary of FMR Texas Inc.




Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

Mark Peterson          Director                   None

Neal Litvack           President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the funds' (Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector) custodian Brown Brothers Harriman & Co., 40 Water Street, Boston, MA and The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York for Fidelity TechnoQuant Growth Fund.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings
(1) The Registrant undertakes to file a Post-Effective Amendment, using financial statements for Fidelity TechnoQuant Growth Fund, which need not be certified, within six months of the fund's effectiveness, unless permitted by the SEC to extend this period.
(2) The Registrant, on behalf of Fidelity TechnoQuant Growth Fund, undertakes (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and
(2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
(3) The Registrant on behalf of Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity Value Fund and Fidelity TechnoQuant Growth Fund undertakes, provided the information required by Item 5A is contained in the annual report, to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 68 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and state of Commonwealth of Massachusetts, on the 18th day of December 1996.
      FIDELITY CAPITAL TRUST
      By /s/Edward C. Johnson 3d
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d              President and Trustee           December 18, 1996

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Kenneth A. Rathgeber    ***       Treasurer                       December 18, 1996

Kenneth A. Rathgeber



/s/J. Gary Burkhead            *     Trustee                         December 18, 1996

J. Gary Burkhead



/s/Ralph F. Cox                 *    Trustee                         December 18, 1996

Ralph F. Cox



/s/Phyllis Burke Davis      **       Trustee                         December 18, 1996

Phyllis Burke Davis



/s/Richard J. Flynn            *     Trustee                         December 18, 1996

Richard J. Flynn



/s/E. Bradley Jones           **     Trustee                         December 18, 1996

E. Bradley Jones



/s/Donald J. Kirk               *    Trustee                         December 18, 1996

Donald J. Kirk



/s/Peter S. Lynch               **   Trustee                         December 18, 1996

Peter S. Lynch



/s/Edward H. Malone        *         Trustee                         December 18, 1996

Edward H. Malone



/s/Marvin L. Mann            *       Trustee                         December 18, 1996

Marvin L. Mann



/s/Gerald C. McDonough  *            Trustee                         December 18, 1996

Gerald C. McDonough



/s/Thomas R. Williams       *        Trustee                         December 18, 1996

Thomas R. Williams




* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated October 17, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 15, 1994 and filed herewith.
*** Signature affixed by John H. Costello pursuant to a power of attorney dated October 17, 1996 and filed herewith.
POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Income Fund
Fidelity Advisor Series I             Fidelity Institutional Trust
Fidelity Advisor Series II            Fidelity Investment Trust
Fidelity Advisor Series III           Fidelity Magellan Fund
Fidelity Advisor Series IV            Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity Boston Street Trust          Fidelity School Street Trust
Fidelity California Municipal Trust   Fidelity Securities Fund
Fidelity Capital Trust                Fidelity Select Portfolios
Fidelity Charles Street Trust         Fidelity Sterling Performance Portfolio, L.P.
Fidelity Commonwealth Trust           Fidelity Summer Street Trust
Fidelity Congress Street Fund         Fidelity Trend Fund
Fidelity Contrafund                   Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Corporate Trust              Fidelity U.S. Investments-Government Securities
Fidelity Court Street Trust              Fund, L.P.
Fidelity Covington Trust              Fidelity Union Street Trust
Fidelity Deutsche Mark Performance    Fidelity Yen Performance Portfolio, L.P.
  Portfolio, L.P.                     Variable Insurance Products Fund
Fidelity Devonshire Trust             Variable Insurance Products Fund II
Fidelity Exchange Fund
Fidelity Financial Trust
Fidelity Fixed-Income Trust
Fidelity Government Securities Fund
Fidelity Hastings Street Trust


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby severally constitute and appoint Arthur
J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas
M. Leahey, Richard M. Phillips and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this seventeenth day of October, 1996.
/s/Edward C. Johnson 3d              /s/Donald J. Kirk

Edward C. Johnson 3d                 Donald J. Kirk



/s/J. Gary Burkhead                  ____________________

J. Gary Burkhead                     Peter S. Lynch

/s/Ralph F. Cox                      /s/Gerald C. McDonough

Ralph F. Cox                         Gerald C. McDonough





___________________                  /s/Edward H. Malone

Phyllis Burke Davis                  Edward H. Malone





/s/Richard J. Flynn                  /s/Marvin L. Mann

Richard J. Flynn                     Marvin L. Mann





___________________                  /s/Thomas R. Williams

E. Bradley Jones                     Thomas R. Williams



POWER OF ATTORNEY
 I, the undersigned Treasurer and principal financial and accounting officer of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Institutional Trust
Fidelity Advisor Series I             Fidelity Investment Trust
Fidelity Advisor Series II            Fidelity Magellan Fund
Fidelity Advisor Series III           Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series IV            Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series V             Fidelity Municipal Trust
Fidelity Advisor Series VI            Fidelity New York Municipal Trust
Fidelity Advisor Series VII           Fidelity Puritan Trust
Fidelity Advisor Series VIII          Fidelity School Street Trust
Fidelity Boston Street Trust          Fidelity Securities Fund
Fidelity California Municipal Trust   Fidelity Select Portfolios
Fidelity Capital Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Charles Street Trust         Fidelity Summer Street Trust
Fidelity Commonwealth Trust           Fidelity Trend Fund
Fidelity Congress Street Fund         Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Contrafund                   Fidelity U.S. Investments-Government Securities
Fidelity Corporate Trust                 Fund, L.P.
Fidelity Court Street Trust           Fidelity Union Street Trust
Fidelity Covington Trust              Fidelity Yen Performance Portfolio, L.P.
Fidelity Destiny Portfolios           Variable Insurance Products Fund
Fidelity Deutsche Mark Performance    Variable Insurance Products Fund II
  Portfolio, L.P.
Fidelity Devonshire Trust
Fidelity Exchange Fund
Fidelity Financial Trust
Fidelity Fixed-Income Trust
Fidelity Government Securities Fund
Fidelity Hastings Street Trust
Fidelity Income Fund


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individuals serve as Treasurer and principal financial and accounting officer (collectively, the "Funds"), hereby severally constitute and appoint John H. Costello and John E. Ferris each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Kenneth A. Rathgeber    October 17, 1996

Kenneth A. Rathgeber


POWER OF ATTORNEY
 We, the undersigned Directors, Trustees or General Partners, as the case may be, of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Income Fund
Fidelity Advisor Series I             Fidelity Institutional Trust
Fidelity Advisor Series II            Fidelity Investment Trust
Fidelity Advisor Series III           Fidelity Magellan Fund
Fidelity Advisor Series IV            Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity California Municipal Trust   Fidelity School Street Trust
Fidelity Capital Trust                Fidelity Securities Fund
Fidelity Charles Street Trust         Fidelity Select Portfolios
Fidelity Commonwealth Trust           Fidelity Sterling Performance Portfolio, L.P.
Fidelity Congress Street Fund         Fidelity Summer Street Trust
Fidelity Contrafund                   Fidelity Trend Fund
Fidelity Corporate Trust              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Court Street Trust           Fidelity U.S. Investments-Government Securities
Fidelity Deutsche Mark Performance       Fund, L.P.
  Portfolio, L.P.                     Fidelity Union Street Trust
Fidelity Devonshire Trust             Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                Spartan U.S. Treasury Money Market
Fidelity Financial Trust                 Fund
Fidelity Fixed-Income Trust           Variable Insurance Products Fund
Fidelity Government Securities Fund   Variable Insurance Products Fund II
Fidelity Hastings Street Trust


plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individuals serve as Board Members (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Stephanie A. Djinis, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this fifteenth day of December, 1994.
/s/Edward C. Johnson 3d         /s/Donald J. Kirk

Edward C. Johnson 3d            Donald J. Kirk





/s/J. Gary Burkhead             /s/Peter S. Lynch

J. Gary Burkhead                Peter S. Lynch





/s/Ralph F. Cox                 /s/Marvin L. Mann

Ralph F. Cox                    Marvin L. Mann





/s/Phyllis Burke Davis          /s/Edward H. Malone

Phyllis Burke Davis             Edward H. Malone





/s/Richard J. Flynn             /s/Gerald C. McDonough

Richard J. Flynn                Gerald C. McDonough





/s/E. Bradley Jones             /s/Thomas R. Williams

E. Bradley Jones                Thomas R. Williams